CREDIT FACILITY	12 Months Ended
Dec. 31, 2022
Credit Facility
CREDIT FACILITY

8.	CREDIT FACILITY

During the year ended December 31, 2017, the Company entered into a revolving credit facility agreement with a financial institution for a maximum amount of C$20 million based on the value of certain Company assets. The terms of the agreement were amended on October 23, 2020, renewing the credit facility for a three-year term. The credit facility bears interest at a rate of 0.75% - 1% plus Canadian prime rate for loans denominated in Canadian dollars and 0.75% - 1% plus US prime rate for loans denominated in US dollars. The facility is secured by way of a general security agreement over all assets of the Company.

As at December 31, 2022, the Company had drawn $628 on this facility (December 31, 2021: $nil ), comprised of $850 in Canadian funds.

Per the terms of the credit facility, the Company must maintain a consolidated 12-month rolling fixed charge coverage ratio if the Company borrows over 75% of the available facility. As at December 31, 2022, the Company has not borrowed over 75% of its availability.

Subsequent to December 31, 2022, the Company announced it obtained $30M in credit commitments from Royal Bank of Canada and Export Development Canada to fund production of the Company’s VMC 1200 class 3 electric trucks. The credit facility can be used for 100% of eligible production costs on the trucks, excluding labor and overhead from the Company’s assembly plants. The credit facility has an interest rate of prime plus 2% and will be secured by existing assets of the Company. Royal Bank of Canada will also continue to provide the Company with C$10M in an asset-based lending (ABL) agreement for use with its existing bus orders and a US$3M letter of credit facility.